UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2020
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On November 13, 2020, American Airlines Group Inc. (“AAG”) completed the public offering of 38,500,000 shares of common stock, par value $0.01 per share, of AAG (the “Common Stock” and such offering the “Common Stock Offering”).
In connection with the Common Stock Offering, on November 10, 2020, AAG entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. (“BofA Securities”) relating to the issuance and sale of the shares as described above. Under the terms of the Underwriting Agreement, AAG sold the Common Stock to BofA Securities at a price of $12.975 per share and, additionally, granted BofA Securities a 30-day option to purchase up to 5,775,000 additional shares of Common Stock on the same terms. The issuance and sale of 38,500,000 shares of Common Stock was completed on November 13, 2020. AAG expects to use the net proceeds from the Common Stock Offering for general corporate purposes and to enhance its liquidity position.
The Common Stock Offering is being made pursuant to AAG’s effective registration statement on Form S-3 (File No. 333-236503), initially filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2020, and a prospectus supplement and accompanying prospectus filed with the SEC.
The Underwriting Agreement contains customary representations, warranties and agreements by AAG, customary conditions to closing, indemnification obligations of AAG and BofA Securities, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.
The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report and is incorporated by reference herein. A copy of the opinion of Latham & Watkins LLP relating to the legality of the issuance and sale of Common Stock in the Common Stock Offering is attached as Exhibits 5.1 to this report.

ITEM 7.01.	REGULATION FD DISCLOSURE.
On November 10, 2020, AAG issued a press release announcing the pricing of the Common Stock Offering. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
The information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 10, 2020, by and between American Airlines Group Inc. and BofA Securities, Inc., as representative of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

99.1	Press Release, dated November 10, 2020, announcing the Pricing of the Common Stock Offering.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: November 13, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: November 13, 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer